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                                                                  EXHIBIT 23(ii)


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of Kulicke and Soffa Industries, Inc. of our report dated November 3, 1994 which appears on page F-2 of Kulicke and Soffa Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1995.



/s/ LUBOSHITZ, KASIERER & CO.
Certified Public Accountants (Israel)

Haifa, Israel
January 29, 1996



                                                                       (24-9394)